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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 15, 2007

                            UNITED COMMUNITY BANCORP
                            ------------------------
             (Exact name of registrant as specified in its charter)

         UNITED STATES                    0-51800             36-4587081
         -------------                    -------             ----------
(State or other jurisdiction of         (Commission          (IRS Employer
 incorporation or organization)         File Number)        Identification No.)


92 WALNUT STREET, LAWRENCEBURG, INDIANA                       47025
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(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (812) 537-4822
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01       OTHER EVENTS.
                ------------

         On November 15, 2007, United Community Bancorp (the "Company") announced the completion of its previously disclosed stock repurchase program under which it acquired 190,440 shares of its common stock. The Company also announced that its Board of Directors has authorized a new stock repurchase program under which the Company will repurchase up to 180,918 shares of the Company's outstanding common stock, or approximately 5% of outstanding shares held by persons other than United Community MHC. The press release announcing the completion and authorization of the stock repurchase programs is filed as
Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

        (d)     Exhibits

                Number       Description
                ------       -----------

                99.1         Press Release dated November 15, 2007

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNITED COMMUNITY BANCORP
                                    ------------------------
                                    (Registrant)


Date: November 15, 2007             By:/s/ Elmer G. McLaughlin
                                       -----------------------------------------
                                       Elmer G. McLaughlin
                                       Executive Vice President, Chief Operating
                                       Officer and Corporate Secretary